                                                                   EXHIBIT 10.24













                           VARCO INTERNATIONAL, INC.
                       EXECUTIVE MANAGEMENT SAVINGS PLAN

                           VARCO INTERNATIONAL, INC.
                       EXECUTIVE MANAGEMENT SAVINGS PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
                                   ARTICLE I
                             TITLE AND DEFINITIONS
1.1 - Title................................................................   1
      -----
1.2 - Definitions..........................................................   1
      -----------


                                  ARTICLE II
                                 PARTICIPATION

2.1 - Participation........................................................   5
      -------------


                                  ARTICLE III
                              DEFERRAL ELECTIONS

3.1 - Elections to Defer Compensation......................................   6
      -------------------------------
3.2 - Investment Elections.................................................   7
      --------------------


                                  ARTICLE IV
                                   ACCOUNTS

4.1 - Deferral Account.....................................................   9
      ----------------
4.2 - Company Contribution Account.........................................  10
      ----------------------------


                                   ARTICLE V
                                    VESTING

5.1 - Deferral Account.....................................................  11
      ----------------
5.2 - Company Contribution Account.........................................  11
      ----------------------------


                                  ARTICLE VI
                                 DISTRIBUTIONS

6.1 - Distribution of Deferred Compensation................................  12
      -------------------------------------
6.2 - Forfeitures..........................................................  12
      -----------
6.3 - Inability to Locate Participant......................................  13
      -------------------------------
6.4 - Payment by Trust.....................................................  13
      ----------------


                                ADMINISTRATION

7.1 - Committee............................................................  14
      ---------
7.2 - Committee Action.....................................................  14
      ----------------
7.3 - Powers and Duties of the Committee...................................  14
      ----------------------------------
7.4 - Construction and Interpretation......................................  15
      -------------------------------
7.5 - Information..........................................................  15
      -----------


                                                                            PAGE
                                                                            ----
7.6 - Compensation, Expenses and Indemnity.................................  15
      ------------------------------------
7.7 - Quarterly Statements.................................................  16
      --------------------


                                 ARTICLE XIII
                                 MISCELLANEOUS

8.1 - Unsecured General Creditor...........................................  17
      --------------------------
8.2 - Restriction Against Assignment.......................................  17
      ------------------------------
8.3 - Withholding..........................................................  17
      -----------
8.4 - Amendment, Modification, Suspension or Termination...................  18
      --------------------------------------------------
8.5 - Governing Law........................................................  18
      -------------
8.6 - Receipt or Release...................................................  18
      ------------------
8.7 - Payments on Behalf of Persons Under In Capacity......................  18
      -----------------------------------------------
8.8 - Headings, etc. Not Part of Agreement.................................  19
      ------------------------------------


                                  ARTICLE IX
                                BENEFIT OFFSET

9.1 - Offset for Certain Benefits Payable Under Split-Dollar Life
      -----------------------------------------------------------
      Insurance Policies...................................................  20
      ------------------

                           VARCO INTERNATIONAL, INC.
                       EXECUTIVE MANAGEMENT SAVINGS PLAN

     WHEREAS, Varco International, Inc. (the "Company") desires to establish a deferred compensation plan to provide supplemental retirement income benefits for a select group of management and highly compensated employees through deferrals of salary and bonuses, effective as of September 1, 1994; and

     WHEREAS, it is believed that the adoption of this plan providing for deferred compensation at the election of each executive will be in the best interests of the Company;

     NOW, THEREFORE, it is hereby declared as follows:

                                   ARTICLE I
                             TITLE AND DEFINITIONS

1.1 - Title.
      ------

     This Plan shall be known as the Varco International, Inc. Executive Management Savings Plan.

1.2 - Definitions.
      ------------

     Whenever the following words and phrases are used in this Plan, with the first letter capitalized, they shall have the meanings specified below.

     "Account" or "Accounts" shall mean a Participant's Deferral Account and/or Company Contribution Account.

     "Beneficiary" or "Beneficiaries" shall mean the person or persons, including a trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with procedures established by the Committee to receive the benefits specified hereunder in the event of the Participant's death. No beneficiary designation shall become effective until it is filed with the Committee. If there is no Beneficiary designation in effect, or if there is no surviving designated Beneficiary, then the Participant's surviving spouse shall be the Beneficiary. If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the duly appointed and currently acting personal representative of the participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant's death), then Beneficiary shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder. In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead be paid (a) to that person's living parent(s) to act as custodian, (b) if that person's parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (c) if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is 1Mng to select another custodian to hold the funds for the minor, the duly appointed and currently acting guardian of the and the Committee decides not then payment shall be made to estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

     "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

     "Bonus" shall mean any cash incentive compensation payable to a Participant in addition to the Participant's Salary after reduction for any salary deferral contributions to a plan qualified under Section 125 or Section 401(k) of the Code.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Committee appointed by the Board to administer the Plan in accordance with Article VII.

     "Company" shall mean Varco International, Inc., any successor corporation and each corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which Varco International, Inc. is a component member.

     "Company Contribution Account" shall mean the bookkeeping account maintained by the Committee for each Participant that is credited with an amount equal to the Company Contribution Amount, if any, and earnings or losses pursuant to Section 4.2.

     "Company Contribution Amount" shall mean a discretionary amount determined by the Board of Directors for each Participant for a Plan Year; such amount may differ from Participant to Participant (both in dollar amount and as a percentage of compensation). In no event shall the Company Contribution Amount for a Plan Year for a Participant exceed the excess of (A) the amount of Company contribution (excluding any matching contribution) that would be allocated to the Participant under the Profit Sharing Plan for that Plan Year if no restriction under Sections 401(a)(4), 415 or 401(a)(17) of the Code applied, over (B) the actual amount of Company contribution allocated to the Participant under the Profit Sharing Plan for the Plan Year. By way of example, assume a Participant earned $200,000 in 1995 and the Company contributes 6% of compensation to the Profit Sharing Plan. Because Code Section 401(a)(17) limits the Participant's compensation to $150,000, the Participant will receive a $9,000 allocation under the Profit Sharing Plan. The maximum Company Contribution Amount shall equal $3,000, which is the excess of (A) $12,000 ($200,000 x 6%) over (B) $9,000.

     "Compensation" shall mean the Salary and Bonus that the Participant is entitled to for services rendered to the Company.

     "Deferral Account" shall mean the bookkeeping account maintained by the Committee for each Participant that is credited with amounts equal to (1) the portion of the Participant's Salary that he or she elects to defer, (2) the portion of the Participant's Bonus that he or she elects to defer, and (3) interest pursuant to Section 4.1.

     "Effective Date" shall mean September 1, 1994.

     "Eligible Employee" shall mean (i) the Chairman of the Board of Directors (unless he or she is not an employee of the Company), (ii) the chief executive officer of the Company, and (iii) company and divisional officers and other highly compensated employees of the Company who are selected by the Committee to participate in the Plan.

     "Fund" or "Funds" shall mean one or more of the mutual funds or contracts selected by the Committee pursuant to Section 3.2(b).

     "Initial Election Period" for an Eligible Employee shall mean the 30-day period following the later of August 1, 1994 or the Eligible Employee's date of hire which became qualified.

     "Interest Rate" shall mean, for each Fund, an amount equal to the net rate of gain or loss on the assets of such Fund during each month, reduced by one-twelfth of one and one-half percentage points.

     "Participant" shall mean any Eligible Employee who elects to defer Compensation in accordance with Section 3.1.

     "Payment Eligibility Date" shall mean the first day of the month following the one-year anniversary of the date on which a Participant terminates employment or dies.

     "Plan" shall mean the Varco International, Inc. Executive Management Savings Plan set forth herein, now in effect, or as amended from time to time.

     "Plan Year" shall mean the 12 consecutive month period beginning on January 1, provided, however, that the first Plan Year shall be a short year beginning on September 1, 1994 and ending on December 31, 1994.

     "Profit Sharing Plan" shall mean the Varco International, Inc. Profit Sharing Retirement Plan.

     "Salary" shall mean the Participant's base salary after reduction for any salary deferral contributions to a plan qualified under Section 125 or Section 401(k) of the Code.

     "Tax Adjustment Factor" shall mean a number, determined by the Committee, which is equal to one minus the sum of (1) the highest marginal federal personal income tax rate then in effect and (2) the effective highest marginal state income tax rate in the state in which the Participant resides, net after the effect of the deduction for such state income tax for federal income tax purposes.

                                  ARTICLE II
                                 PARTICIPATION


2.1 - Participation.
      --------------

     An Eligible Employee shall become a Participant in the Plan by electing to defer all or a portion of his or her Compensation in accordance with Section 3.1.

                                  ARTICLE III
                              DEFERRAL ELECTIONS


3.1 - Elections to Defer Compensation.
      --------------------------------

     (a) Initial ElectiOn Period. Each Eligible Employee may elect to defer
         ------------------------
Compensation by filing with the Committee an election that conforms to the requirements of this Section 3.1, on a form provided by the Committee, no later than the last day of his or her Initial Election Period.

     (b) General Rule. The amount of Compensation which an Eligible Employee may
         -------------
elect to defer is as follows:

          (1)  Any percentage of Salary up to 50%; and/or

          (2)  Any percentage or dollar amount of Bonus up to 100%;

provided, however, that no election shall be effective to reduce the Compensation paid to an Eligible Employee for a calendar year to an amount which is less than the Social Security Wage Base for such calendar year.

     (c) Minimum Deferrals. For each year during which an Eligible Employee is a
         ------------------
Participant, the minimum amount that may be elected under Section 3.1(b) is $5,000.

     (d) Effect of Initial Election. An election to defer Compensation during an
         ---------------------------
Initial Election Period shall be effective with respect to Salary earned during the first pay period beginning after the Initial Election Period and to the Bonus paid with respect to services performed in the Plan Year following the Plan Year in which the election is made; provided that an election filed before September 1, 1994 need not apply to any Bonus paid for services performed in 1995 (such election may be made by December 31, 1994 pursuant to Sections 3.1(f) and (g)).

     (e) Duration of Salary Deferral Election. Any Salary deferral election made
         -------------------------------------
under paragraph (a) or paragraph (g) of this Section 3.1 shall remain in effect, notwithstanding any change in the Participant's Salary, until changed or terminated in accordance with the terms of this paragraph (e); provided, however, that such election shall terminate for any Plan Year for which the Participant is not an Eligible Employee. Subject to the minimum deferral requirement of Section 3.1(c) and the limitations of Section 3.1(b), a Participant may increase, decrease or terminate his or her Salary deferral election, effective for Salary earned during pay periods beginning after any January 1, by filing a new election, in accordance with the terms of this
Section 3.1, with the Committee on or before the preceding December 1.

     (f) Duration of Bonus Deferral Election. Any Bonus deferral election made
         ------------------------------------
under paragraph (a) or paragraph (g) of this Section 3.1 shall be irrevocable and shall apply only to the Bonus payable with respect to services performed during the Plan Year for which the election is made. For each subsequent Plan Year, an Eligible Employee may make a new election, subject to the limitations set forth in this Section 3.1, to defer a percentage of his or her Bonus. Such election shall be on forms provided by the Committee and shall be made on or before the December 1 preceding the Plan Year for which the election is to apply. Notwithstanding anything in paragraphs (a), (d), (g) or this paragraph
(f) of this Section 3.1 to the contrary, for the first Plan Year only, an Eligible Employee may elect, no later than August 31, 1994, to defer any Bonus which is subsequently declared and paid for the Company's fiscal year ending on December 31, 1994.

     (g) Elections other than Elections during the Initial Election Period.
         ------------------------------------------------------------------
Subject to the limitations of paragraph (c) above, any Eligible Employee who fails to elect to defer compensation during his or her Initial Election Period may subsequently become a Participant, and any Eligible Employee who has terminated a prior Salary deferral election may elect to again defer Salary, by filing an election, on a form provided by the Committee, to defer Compensation as described in paragraph (b) above. An election to defer Salary and/or Bonus must be filed on or before December 1 and will be effective for Salary earned during pay periods beginning after the following January 1 and the Bonus paid with respect to services performed in the Plan Year beginning on the following January 1.

3.2 - INVESTMENT ELECTIONS.
      ---------------------

     (a) At the time of making the deferral elections described in Section 3.1, the Participant shall designate, on a form provided by the Committee, which of the following types of mutual funds or contracts the Participant's Account will be deemed to be invested in for purposes of determining the amount of earnings to be credited to that Account:

         1)   MONEY MARKET FUND
         2)   REAL ESTATE FUND
         3)   BALANCED ASSETS FUND
         4)   CAPITAL GROWTH FUND
         5)   EMERGING GROWTH EQUITY FUND
         6)   COMMON STOCK FUND

In making the designation pursuant to this Section 3.2, the Participant may specify that all or any 10% multiple of his Deferral Account be deemed to be invested in one or more of the types of mutual funds or contracts listed above. Effective as of the end of any calendar quarter, a Participant may change the designation made under this Section 3.2 by filing an election, on a form provided by the Committee, at least 30 days prior to the end of such quarter. If a Participant fails to elect a type of fund under this Section 3.2, he or she shall be deemed to have elected the Money Market Fund.

     (b) Although the Participant may designate the type of mutual funds or
                                                    ----
contracts in paragraph (a) above, the Committee shall select from time to time, in its sole discretion, a commercially available fund or contract of each of the types described in paragraph (a) above to be the Funds. The Interest Rate of each such commercially available fund or contract shall be used to determine the amount of earnings to be credited to Participants' Accounts under Article IV.

                                  ARTICLE IV
                                   ACCOUNTS


4.1 - DEFERRAL ACCOUNT.
      -----------------

     The Committee shall establish and maintain a Deferral Account for each Participant under the Plan. Each Participant's Deferral Account shall be further divided into separate subaccounts ("mutual fund subaccounts"), each of which corresponds to a mutual fund or contract elected by the Participant pursuant to
Section 3.2(a). A Participant's Deferral Account shall be credited as follows:

     (a) As of the last day of each month, the Committee shall credit the mutual fund subaccounts of the Participant's Deferral Account with an amount equal to Salary deferred by the Participant during each pay period ending in that month in accordance with the Participant's election under Section 3.2(a); that is, the portion of the Participant's deferred Salary that the Participant has elected to be deemed to be invested in a certain type of mutual fund shall be credited to the mutual fund subaccount corresponding to that mutual fund;

     (b) As of the last day of the month in which the Bonus or partial Bonus would have been paid, the Committee shall credit the mutual fund subaccounts of the Participant's Deferral Account with an amount equal to the portion of the Bonus deferred by the Participant's election under Section 3.2(a); that is, the portion of the Participant's deferred Bonus that the Participant has elected to be deemed to be invested in a particular type of mutual fund shall be credited to the mutual fund subaccount corresponding to that mutual fund; and

     (c) As of the last day of each month, each mutual fund subaccount of a Participant's Deferral Account shall be credited with earnings in an amount equal to that determined by multiplying the balance credited to such mutual fund subaccount as of the last day of the preceding month by the Interest Rate for the corresponding Fund selected by the Company pursuant to Section 3.2(b).

4.2 - COMPANY CONTRIBUTION ACCOUNT.
      -----------------------------

          The Committee shall establish and maintain a Company Contribution Account for each Participant under the Plan. Each Participant's Company Contribution Account shall be further divided into separate mutual fund subaccounts corresponding to the mutual fund or contract elected by the Participant pursuant to Section 3.2(a). A Participant's Company Contribution Account shall be credited as follows:

     (a) As of the last day of each Plan Year, the Committee shall credit the mutual fund subaccounts of the Participant's Company Contribution Account with an amount equal to the Company Contribution Amount, if any, applicable to that Participant; that is, the portion of the Company Contribution Amount, if any, which the Participant elected to be deemed to be invested in a certain type of mutual fund shah be credited to the corresponding mutual fund subaccount; and

     (b) As of the last day of each month, each mutual fund subaccount of a Participant's Company Contribution Account shall be credited with earnings or losses in an amount equal to that determined by multiplying the balance credited to such mutual fund subaccount as of the last day of the preceding month by the Interest Rate for the corresponding Fund selected by the Company pursuant to
Section 3.2(b).

                                   ARTICLE V
                                    VESTING

5.1 - DEFERRAL ACCOUNT.
      -----------------

      A Participant's Deferral Account shall be 100% vested at all times.

5.2 - COMPANY CONTRIBUTION ACCOUNT.
      -----------------------------

     (a) A Participant's Company Contribution Account shall vest and become nonforfeitable at the rate of 10% for each year of vesting service earned by the Participant under the Profit Sharing Plan (including vesting service earned prior to 1990). In addition, the Committee may, at its sole discretion, provide for 100% vesting of one or more Participants at any time.

                                  ARTICLE VI
                                 DISTRIBUTIONS

6.1 - Distribution Of Deferred Compensation.
      --------------------------------------

     (a) The amount credited to a Participant's Deferral Account and the vested portion of the amount credited to his or her Company Contribution Account shall be paid to the Participant (or, in the case of his or her death, Beneficiary) in the form of a cash lump sum payment on his or her Payment Eligibility Date. Notwithstanding the foregoing, a Participant may elect one of the following optional forms of distribution provided that his or her election is filed with the Committee at least two years prior to his or her Payment Eligibility Date or, if later, August 31, 1994:

          (1) Substantially equal annual installments over a period of five, ten, or fifteen years beginning on the later of (A) the first day of the second month following the Participant's termination of employment, retirement or death or (B) a later date designated by the Participant in his or her election.

          (2) A lump sum payment on the later of (A) the Participant's Payment Eligibility Date or (B) a later date designated by the Participant in his or her election,

          (3) Substantially equal annual installments over five, ten, or fifteen years beginning on the first day of the second month following the Participant's termination of employment, retirement or death, and

     (b) The Participant's Accounts shall continue to be credited monthly with earnings pursuant to Section 4.1 of the Plan until all amounts credited to his or her Accounts under the Plan have been distributed.

6.2 - Forfeitures.
      ------------

     When a Participant (or, in the case of his or her death, the Participant's Beneficiary) receives a distribution of benefits under this Plan, the portion of his or her Company Contribution Account which is not vested shall be forfeited, and the Company shall have no obligation to the Participant (or Beneficiary) with respect to such forfeited amount.

6.3 - Inability- to Locate Participant.
      ---------------------------------

     In the event that the Committee is unable to locate a Participant or Beneficiary within two years following the Participant's Payment Eligibility Date, the amount allocated to the Participant's Deferral Account and Company Contribution Account shall be forfeited. If, after such forfeiture, the Participant or Beneficiary later claims such benefit, such benefit shall be reinstated without interest or earnings, provided that Section 6.2 shall still apply.

6.4 - Payment by Trust.
      -----------------

     The Company may cause the payment of benefits under this Plan to be made in whole or in part by the Trustee of the Varco International, Inc. Supplemental Executive Retirement Plan Rabbi Trust (the "Trust") in accordance with the provisions of this Section 6.4. If the benefits are to be so paid from the Trust, upon a Participant's termination of employment, the Company may contribute to the Trust an amount equal to the balance then credited to the Participant's Accounts, after reduction for any offset required pursuant to
Section 10.1 of the Plan, which amount shall be credited to the Participant under the Trust. The Committee shall direct the Trustee to pay the Participant's benefit at the time and in the amount described in Section 6.1 to the extent of the amounts allocated to Participant. In the event the amounts allocated to the Participant are not sufficient to provide the full amount of benefit payable to the Participant, the Company shall pay for the remainder of such benefit at the time set forth in Section 6.1.

                              ARTICLE VII
                              ADMINISTRATION

7.1 - COMMITTEE.
      ----------

          A committee shall be appointed by, and serve at the pleasure of, the Board of Directors. The number of members comprising the Committee shall be determined by the Board which may from time to time vary the number of members. A member of the Committee may resign by delivering a written notice of resignation to the Board. The Board may remove any member by delivering a certified copy of its resolution of removal to such member. Vacancies in the membership of the Committee shall be filled promptly by the Board.

7.2 - COMMITTEE ACTION.
      -----------------

     The Committee shall act at meetings by affirmative vote of a majority of the members of the Committee. Any action permitted to be taken at a meeting may be taken without a meeting if, prior to such action, a written consent to the action is signed by all members of the Committee and such written consent is filed with the minutes of the proceedings of the Committee. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant. The Chairman or any other member or members of the Committee designated by the Chairman may execute any certificate or other written direction on behalf of the Committee.

7.3 - POWERS AND DUTIES OF THE COMMITTEE.
      -----------------------------------

     (a) The Committee, on behalf of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish its purposes, including, but not by way of limitation, the following:

        (1)  To select the funds or contracts to be the Funds in accordance with
             Section 3.2(b) hereof;
        (2)  To construe and interpret the terms and provisions of this Plan;

        (3) To compute and certify to the amount and kind of benefits payable to Participants and their Beneficiaries;
        (4) To maintain all records that may be necessary for the administration of the Plan;
        (5) To provide for the disclosure of all information and the filing or provision of all reports and statements to Participants, Beneficiaries or governmental agencies as shall be required by law;
        (6) To make and publish such rules for the regulation of the Plan and procedures for the administration of the Plan as are not inconsistent with the terms hereof; and
        (7) To appoint a plan administrator or any other agent, and to delegate to them such powers and duties in connection with the administration of the Plan as the Committee may from time to time prescribe.

7.4 - Construction and Interpretation.
      --------------------------------

     The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretation or construction shall be final and binding on all parties, including but not limited to the Company and any Participant or Beneficiary. The Committee shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

7.5 - Information.
      ------------

     To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants, their death or other cause of termination, and such other pertinent facts as the Committee may require.

7.6 - Compensation, Expenses and Indemnity.
      -------------------------------------

     (a) The members of the Committee shall serve without compensation for their services hereunder.

     (b) The Committee is authorized at the expense of the Company to employ such legal counsel as it may deem advisable to assist in the performance of its duties hereunder.

Expenses and fees in connection with the administration of the Plan shall be paid by the Company.

     (c) To the extent permitted by applicable state law, the Company shall indemnify and save harmless the Committee and each member thereof, the Board of Directors and any delegate of the Committee who is an employee of the Company against any and all expenses, liabilities and claims, including legal fees to defend against such liabilities and claims arising out of their discharge in good faith of responsibilities under or incident to the Plan, other than expenses and liabilities arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any bylaw, agreement or otherwise, as such indemnities are permitted under state law.

7.7 - QUARTERLY STATEMENTS.
      ---------------------

     Under procedures established by the Committee, a Participant shall receive a statement with respect to such Participant's Accounts on a quarterly basis as of each March 31, June 30, September 30 and December 31.

                              ARTICLE XIII
                              MISCELLANEOUS

8.1 - UNSECURED GENERAL CREDITOR.
      ---------------------------

     Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company. No assets of the Company shall be held under any trust, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets shall be, and remain, the general unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors.

8.2 - RESTRICTION AGAINST ASSIGNMENT.
      -------------------------------

     The Company shall pay all amounts payable hereunder only to the person or persons designated by the Plan and not to any other person or corporation. No part of a Participant's Accounts shall be liable for the debts, contracts, or engagements of any Participant, his or her Beneficiary, or successors in interest, nor shall a Participant's Accounts be subject to execution by levy, attachment, or garnishment or by any other legal or equitable proceeding, nor shall any such person have any right to alienate, anticipate, commute, pledge, encumber, or assign any benefits or payments hereunder in any manner whatsoever. If any Participant, Beneficiary or successor in interest is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any distribution or payment from the Plan, voluntarily or involuntarily, the Committee, in its discretion, may cancel such distribution or payment (or any part thereof) to or for the benefit of such Participant, Beneficiary or successor in interest in such manner as the Committee shall direct.

8.3 - WITHHOLDING.
      ------------

     There shall be deducted from each payment made under the Plan or any other compensation payable to the Participant (or Beneficiary) all taxes which are required to be withheld by the Company in respect to such payment or this Plan. The Company shall have the right to reduce any payment (or compensation) by the amount of cash sufficient to provide the amount of said taxes.

8.4 - Amendment, Modification, Suspension Or Termination.
      ---------------------------------------------------

     The Company may amend, modify, suspend or terminate the Plan in whole or in part, except that no amendment, modification, suspension or termination shall have any retroactive effect to reduce any amounts allocated to a Participant's Accounts. In the event that this Plan is terminated, the amounts credited to a Participant's Accounts (regardless of whether such amounts had become vested) shall be distributed to the Participant or, in the event of his or her death, his or her Beneficiary in a lump sum within thirty (30) days following the date of termination.

8.5 - Governing Law.
      --------------

     This Plan shall be construed, governed and administered in accordance with the laws of the State of California.

8.6 - Receipt or Release.
      -------------------

     Any payment to a Participant or the Participant's Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Committee and the Company. The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

8.7 - Payments on Behalf of Persons Under Incapacity.
      -----------------------------------------------

     In the event that any amount becomes payable under the Plan to a person who, in the sole judgement of the Committee, is considered by reason of physical or mental condition to be unable to give a valid receipt therefore, the Committee may direct that such payment be made to any person found by the Committee, in its sole judgement, to have assumed the care of such person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Committee and the Company.

8.8 - Headings, Etc. not Part of Agreement.
      -------------------------------------

     Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

                                  ARTICLE IX
                                BENEFIT OFFSET

9.1 - Offset for Certain Benefits Payable under Split-Dollar Life Insurance
      ---------------------------------------------------------------------
Policies.
---------

     (a) Notwithstanding anything contained herein to the contrary, any benefits payable under this Plan shall be offset by the value of benefits received by the Participants under certain life insurance policies as set forth in this Section. Participants in this Plan may own life insurance policies (the "Policies") purchased on their behalf by the Company. The exercise of ownership rights under such a Policy by a Participant is, however, subject to certain conditions (set forth in a "Split-Dollar Life Insurance Agreement" between the Participant and the Company, pursuant to which the Company holds a security interest on the Policy) and, if the Participant fails to meet the conditions set forth in the Split-Dollar Life Insurance Agreement, the Company may exercise its security interest in the Policy and cause the Participant to lose certain benefits under the Policy. In the event that a Participant satisfies the conditions specified in Section 4 or 5 of the Split-Dollar Life Insurance Agreement, so that the Participant or his or her beneficiary under the Policy becomes entitled to exercise rights free from the Company's security interest under one of those sections, or the Company's security interest in the Policy is otherwise released, the value of those benefits shall constitute an offset to any benefits otherwise payable under this Plan which accrued in years for which premiums were paid on the Policy. As the case may be, this offset (the "Offset Value") shall be equal to the value of benefits payable under the Split-Dollar Life Insurance Agreement, that is, the cash surrender value of the Policy or, in the case of Participant's death, the death benefit payable to the beneficiary under the Policy. The Offset Value shall then be compared to the Participant's Account, and the amounts credited to the Account shall be reduced, but not to less than zero, by the Offset Value; provided, however, that any portion of the Account which is attributable to Compensation deferred during Plan Years in which the Company did not pay premiums on the Policy shall not be reduced by the Offset Value, and the Committee shall maintain subaccounts of a Participant's Account to the extent necessary to determine that portion of the Account which is subject to offset and the portion which is not subject to offset.

     (b) If the Policy in subsection (a) is not on the life of the Participant and the insured dies prior to distribution of benefits under this Plan, then the value of the benefits received by the participant under the Policy will offset the Participant's Account under this Plan to the extent provided in this subsection (b). This offset ("Offset Value") shall be equal to the amount of death benefit payable to the Participant divided by the Tax Adjustment Factor. This Offset Value shall then be compared to the Participant's Account, and the amounts credited to the Account shall be reduced, but not to be less than zero, by the Offset Value; provided, however, that any portion of the Account which is attributable to Compensation deferred during Plan Years in which the Company did not pay premiums on the Policy shall not be reduced by the Offset Value.

     (c) The reduction described in Section 9.1(a) or 9.1(b) shall be made as of the date on which the Participant or his or her beneficiary becomes entitled to exercise rights under the Policy free of the Company's security interest.

     (d) Any election to receive distribution of the amount credited to a Participant's Account in the form of installments shall be deemed to be revoked, and any benefits which are or become payable under this Plan after such offset shall be paid in a lump sum on the later of the Participant's Payment Eligibility Date or the later date designated by the Participant in any election made in accordance with Section 6.1(a) of the Plan.

     IN WITNESS WHEREOF, the Company has caused this document to be executed by its duly authorized officer on this________day of_________,1994.

                                            VARCO INTERNATIONAL, INC.

                                            By:__________________


                                            By:___________________

                                              [For Employees]

                      SPLIT-DOLLAR LIFE INSURANCE AGREEMENT
                      -------------------------------------

          This Agreement is entered into as of_______, 19__ by and between Varco International, Inc. (the "Company") and______________ ("Employee") in reference to the following facts:

          1. Employee is a valued employee of__________________________.

          2. The Company has simultaneously with the execution of this Agreement caused the Manufacturers Life Insurance Company of America (the "Insurance Company") to issue policy number___________________(the "Policy") on the life of Employee and delivered the Policy to Employee. The first annual premium has been paid by the Company as of the date of this Agreement.

          3. For purposes of this Agreement, the Company and its subsidiaries shall constitute the "Employer." For this purpose, a subsidiary is a corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code of 1986, as amended (the "Code")) of which the Company is a member. If Employee is employed by a corporation which, as a result of a sale or other corporate reorganization, ceases to be a member of such controlled group, such sale or other corporate reorganization shall be treated as a termination of Employee by Employer without Cause (as defined in Section 8) unless immediately following the event and without any break in employment the Employee remains employed by the Company or another corporation which is a member of the controlled group of corporations.

          NOW THEREFORE, in consideration of the facts set forth above and the various promises and covenants set forth below, the parties to this Agreement agree as follows:

1.   Ownership of Policy.
     --------------------

     The Company acknowledges that Employee is the owner of the Policy and that Employee is entitled to exercise all of his or her ownership rights granted by the terms of the Policy, except to the extent that the power of the Employee to exercise those rights is specifically limited by this Agreement. Except as so limited, it is the expressed intention of the parties to reserve to Employee all rights in and to the Policy granted to its owner by the terms thereof, including, but not limited to, the right to change the beneficiary and the right to exercise settlement options.

2.   The Company's Security Interest.
     ---------------------------------

     The Company's security interest in the Policy is conditioned upon its satisfactorily performing all of the covenants under this Agreement. Each period covered by any individual premium payment described in Section 3 shall be considered a discrete extension of the Company's security interest in the Policy. The Company shall not have nor exercise any right in and to the Policy which could, in any way, endanger, defeat, or impair any of the rights of Employee in the Policy, including by way of illustration any fight to collect the proceeds of the Policy in excess of the amount due the Company as provided in this Agreement and in the Policy. The only rights in and to the Policy granted to the Company in this Agreement shall be limited to the Company's security interest in and to the cash value of the Policy, as defined herein (the "Security Interest"). The Company shall not assign any of its Security Interest in the Policy to anyone other than Employee.

3.   Premium payments.
     -----------------

     Until Employee files a notice with the Company pursuant to Section 10 electing a Security Release Date (as defined in Section 10 below) or Employee's employment with the Company is terminated for any reason, the Company agrees to pay an annual premium on the Policy on or before the last day of each "policy year" (as such term is used in the Policy) in an amount equal to the sum of (a) the compensation deferred by Employee under Varco International, Inc. Executive Management Savings Plan (the "Plan") during the pay periods ending during such policy year plus (b) the "cost of insurance" (as defined in the Policy) for the excess, if any, of (i) the minimum death benefit required under Section 4 hereof (determined in compliance with the 7-pay test set forth in Section 7702A of the Code) over (ii) the minimum death benefit (determined in compliance with such 7-pay test) which could be provided by that portion of the accumulated premiums actually paid under the Policy which were paid pursuant to clause (a) of this sentence. The premium payment shall be transmitted directly by the Company to the Insurance Company. Consistent with the preceding sentences, prior to the release of the Company's Security Interest in the Policy, Employee and the Company agree that the Company shall from time to time designate one or more individuals (the "Designee"), who may be officers of the Company, who shall be entitled to adjust the death benefit under the Policy and to direct the investments under the Policy; provided, however, that the Designee may only increase, but not decrease, the death benefit in effect on the date that the Policy is issued; provided further, that the Designee may only direct the investments under the Policies in funds offered by the Insurance Company under the Policy. During the period of time that this Agreement is in effect, Employee irrevocably agrees that all dividends paid on the Policy shall be applied to purchase from the Insurance Company additional paid-up life insurance on the life of Employee.

4.   Death of Employee while employed by Employer.
     ---------------------------------------------

     (a) If Employee dies prior to termination of employment with Employer and prior to his or her Security Release Date (as defined in Section 10 below), Employee's designated beneficiary shall be entitled to receive the entire death benefit under the Policy, which shall be at least equal to the greater of (1) 50% of Employee's annual base salary at the time of death, up to a maximum of $100,000 (adjusted as described herein), or (2) the following multiple of the amount credited to Employee's Accounts under the Plan depending on the Employee's insurance age at death: (A) if under 56, 2.0 or (B) if 56 or older, 1.75. The $100,000 death benefit described in the preceding sentence shall be adjusted annually for changes in the cost of living commencing on January 1, 1995 on the basis of the relationship between the U.S. Consumer Price Index for Urban Wage Earners and Clerical Workers, as published by the U.S. Department of Labor (or, if there is no such index, then a comparable substitute selected by the Committee) for the preceding calendar year and the same index for the calendar year 1993.

     (b) Employee agrees that, during the period of this Agreement, Employee will obtain and provide to the Company and/or the Insurance Company the written consent of the spouse of the Employee, in the form attached hereto as Exhibit B, to any designation by Employee of anyone other than the Employee's spouse as the beneficiary to receive the benefits under this Section 4.


5.   Employee's attaining his Or her Security Release Date or termination of
     ------------------------------------------------------------------------
     Employee's employment on account of a Qualifying Termination.
     -------------------------------------------------------------

     (a) By making timely payment of the premiums described in Section 3, the Company may renew its Security Interest in the Policy for the period commencing with the due date of such payment until the later of (1) the due date of the next annual premium described in Section 3, or (2) the date that Employee attains his or her Security Release Date or terminates employment with the Employer on account of a Qualifying Termination (either of which events described in this clause 2 is referred to herein as a "Qualifying Event"). The Company may not extend its Security Interest in the Policy under the Collateral Security Assignment Agreement attached as Exhibit A after the occurrence of a Qualifying Event. After such Qualifying Event, Employee shall be entitled to exercise all of his or her ownership rights in the Policy without any limitation, and this Agreement and its accompanying Collateral Security Assignment Agreement shall no longer constitute a restriction on Employee's rights.

     (b) Notwithstanding paragraph (a), the Company shall continue to have its Security Interest in the Policy to the extent required to satisfy its withholding obligations as described in Section 12.

6.   Termination of an Employee for a reason other than a Qualifying
     ---------------------------------------------------------------
     Termination.
     ------------

     If the employment of Employee with Employer is terminated prior to his or her Security Release Date for a reason other than a Qualifying Termination (as described below), Employee shall cause, either by withdrawing from or borrowing against the Policy, on a non-recourse basis, to be transferred to the Company an amount equal to the maximum amount that may then be obtained under the Policy. In the event that the amount that can be withdrawn from or borrowed against the Policy is less than the cash surrender value of the

Policy, the Company shall withhold from other compensation payable to Employee the amount of such difference unless Employee has previously transferred to the Company an amount equal to such difference. In no event shall Employee's voluntary resignation prior to attaining his or her Security Release Date (as such concept is further defined below) ever constitute a Qualifying Termination, except in certain situations following a Change in Control (see Section 9).

7.   Definition of a Qualifying Termination.
     ---------------------------------------

     A Qualifying Termination is either of the following events: the termination of Employee by Employer for any reason other than "Cause," as described in
Section 8; or the termination of Employee after a Change in Control under the circumstances described in Section 9(a). Both of these concepts are further defined below.

8.   Qualifying Termination because Employee is terminated for a reason other
     -------------------------------------------------------------------------
     than "Cause".
     -------------

     For purposes of this Section, "Cause" shall mean (1) Employee's failure to render services to the Employer where such failure amounts to gross neglect or misperformance of Employee's responsibilities and duties; (2) Employee's commission of an act of fraud or dishonesty against the Employer; or (3) Employee's conviction of a felony or other crime involving moral turpitude.

9.   Qualifying Termination on account of termination after a Change in Control.
     ---------------------------------------------------------------------------

     (a) A Qualifying Termination shall be treated as occurring after a "Change in Control" (as defined below) if there is first a "Change in Control" and then, within three years following such Change in Control, either (1) Employee's employment with the Employer is terminated without "Cause" (as defined in Section 8) or (2) Employee terminates his or her employment with the Employer for "Good Reason" (as defined in subsection (c) below).

     (b) For purposes of this Section, a "Change in Control" shall mean the occurrence of any of the following:

         (1) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 but excluding any benefit plan for employees of the Company or its subsidiaries or any trustee, agent, or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

         (2) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director it was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

         (3) The shareholders of the Company approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company.

     (c) For purposes of this Section, "Good Reason" shall mean the occurrence of one of the following events without Employee's consent:

         (1) An adverse and significant change in the Employee's position, duties, responsibilities, or status with the Employer, or a change in business location to a point which is more than 50 miles from his or her location prior to the Change in Control, except for required travel on Employer business to an extent substantially consistent with his or her business travel obligations prior to the Change in Control;

         (2)  A reduction by the Employer in Employee's base salary; and

         (3) The taking of any action by the Employer to eliminate benefit plans without providing substitutes therefor, to reduce benefits thereunder or to substantially diminish the aggregate value of incentive awards or other fringe benefits including insurance and vacation days.

     (d) A termination of employment by Employee within the 36-month period following a Change in Control shall be for Good Reason if one of the occurrences specified in paragraph (c) shall have occurred, notwithstanding that Employee may have other reasons for terminating employment, including employment by another employer which Employee desires to accept.

10.  Employee's attaining his or her Security Release Date.
     ------------------------------------------------------

     (a) Employee's "Security Release Date" shall mean the date which is two years following the date on which the Company receives from Employee a completed notice in the form attached hereto as Exhibit C, provided that Employee continues to be employed by Employer until such date. Employee's election of a Security Release Date shall be irrevocable.

     (b) Employee shall attain his or her Security Release Date upon becoming disabled while employed by the Employer. Employee shall be considered "disabled" at the time that the Administrator (as defined in Section 13(a) below) determines, based upon competent medical advice, that an Employee is incapable of rendering substantial services to the Employer by reason of mental or physical disability.

     (c) The Company's Security Interest in the Policy is contingent upon the timely payment of the premiums required under Section 3 of this Agreement. Each period covered by any individual premium payment shall be considered an independent extension of the Company's Security Interest in the Policy. In the event that the Company waives its rights by reason of failure to make payments under Section 3 of this Agreement, Employee shall immediately attain his or her Security Release Date (provided, however, that the cessation of the Company's obligation to pay premiums upon Employer's filing of an election of a Security Release Date shall not result in Employee immediately attaining his or her Security Release Date). The Company's failure to extend its rights in no way affects the Company's duties and obligations under this Agreement.

11.  Limitation on Employee's rights prior to a Qualifying Event.
     ------------------------------------------------------------

     In order to protect the Company's Security Interest and notwithstanding any other provisions in this Agreement, prior to a Qualifying Event, Employee agrees that he or she will not modify the death benefit under the Policy, direct the investment of the cash surrender value of the Policy, borrow against the Policy, assign the Policy, or obtain any portion of the cash value of the Policy. Notwithstanding the preceding sentence, if Section 6 applies to a termination, Employee may borrow or withdraw from the Policy, so long as the borrowing or withdrawal request is submitted to the Insurance Company along with a directive that the borrowed or withdrawn amount be transferred directly to the Company. Prior to the release of the Company's Security Interest in the Policy, Employee and the Company agree that the Company shall from time to time appoint one or more individuals (the "Designee"), who may be officers of the Company, who shah be entitled to direct the investments under the Policy; provided, however, that, the Designee may only direct the investments under the Policy in funds offered by the Insurance Company under the Policy.

12.  Tax Withholding.
     ----------------

     It is recognized by the parties that the rights of Employee in the Policy (as modified by the Agreement) may cause Employee to be treated under certain circumstances as in receipt of gross income. These circumstances may also impose upon the Company an obligation to deduct and withhold federal, state or local taxes. Unless Employee otherwise provides the Company the amounts it is required to withhold, Employee shall cause, either by withdrawing from or borrowing on a nonrecourse basis against the Policy, to be transferred to the Company that portion of the cash value of the Policy which is equal to the amount of any federal, state or local taxes required to be withheld.

13.  Disputes.
     ---------

     (a) The Varco International, Inc. Split-Dollar Life Insurance Committee (the "Administrator") shall administer this Agreement. The Administrator (either directly or through its designees) will have power and authority to interpret, construe, and administer this Agreement (for the purpose of this section, the Agreement shall include the Collateral Security Assignment Agreement); provided that, the Administrator's authority to interpret this Agreement shall not cause the Administrator's decisions in this regard to be entitled to a deferential standard of review in the event that Employee or his or her beneficiary seeks review of the Administrator's decision as described below.

     (b) Neither the Administrator, its designee nor its advisors, shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement.

     (c) Because it is agreed that time will be of the essence in determining whether any payments are due to Employee or his or her beneficiary under this Agreement, Employee or his or her beneficiary may, if he or she desires, submit any claim for payment under this Agreement or dispute regarding the interpretation of this Agreement to arbitration. This right to select arbitration shall be solely that of Employee or his or her beneficiary and Employee or his or her beneficiary may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" is not mandatory on Employee or his or her beneficiary and Employee or his or her beneficiary may choose in lieu thereof to bring an action in an appropriate civil court. Once an arbitration is commenced, however, it may not be discontinued without the mutual consent of both parties to the arbitration. During the lifetime of the Employee only he or she can use the arbitration procedure set forth in this section.

     (d) Any claim for arbitration may be submitted as follows: if Employee or his or her beneficiary disagrees with the Administrator regarding the interpretation of this Agreement and the claim is finally denied by the Administrator in whole or in part, such claim may be filed in writing with an arbitrator of Employee's or beneficiary's choice who is selected by the method described in the next four sentences. The first step of the selection shall consist of Employee or his or her beneficiary submitting a list of five potential arbitrators to the Administrator. Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the State of California or (2) a retired California Superior Court or Appellate Court judge. Within one week after receipt of the list, the Administrator shall select one of the five arbitrators as the arbitrator for the dispute in question. If the Administrator fails to select an arbitrator in a timely manner, Employee or his or her beneficiary shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

     (e) The arbitration hearing shall be held within seven days (or as soon thereafter as possible) after the picking of the arbitrator. No continuance of said hearing shall be allowed without the mutual consent of Employee or his or her beneficiary and the Administrator. Absence from or nonparticipation at the hearing by either party shall not prevent the issuance of an award. Heating procedures which will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing in his or her sole discretion when he or she decides he or she has heard sufficient evidence to satisfy issuance of an award.

     (f) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than one week after the close of the hearing. In the event the arbitrator finds that the Company has breached this Agreement, he or she shall order the Company to immediately take the necessary steps to remedy the breach. The award of the arbitrator shall be final and binding upon the parties. The award may be enforced in any appropriate court as soon as possible after its rendition. If an action is brought to confirm the award, both the Company and Employee agree that no appeal shall be taken by either party from any decision rendered in such action.

     (g) Solely for purposes of determining the allocation of the costs described in this subsection, the Administrator will be considered the prevailing party in a dispute if the arbitrator determines (1) that the Company has not breached this Agreement and (2) the claim by Employee or his or her beneficiary was not made in good faith. Otherwise, Employee or his or her beneficiary will be considered the prevailing party. In the event that the Company is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (excluding any attorneys' fees incurred by the Company) including stenographic reporter, if employed, shall be paid by the other party. In the event that Employee or his or her beneficiary is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (including
                                                                    ----------
all attorneys' fees incurred by Employee or his or her beneficiary in pursuing his or her claim), including the fees of a stenographic reporter if employed, shall be paid by the Company.

14.  Collateral Security Assignment of Policy to the Company.
     --------------------------------------------------------

     In consideration of the promises contained herein, the Employee has contemporaneously herewith granted the Security Interest in the Policy to the Company as collateral, under the form of Collateral Security Assignment attached hereto as Exhibit A, which Collateral Security Assignment gives the Company the limited power to enforce its rights to recover the cash value of the Policy under the circumstances defined herein. The Company's Security Interest in the Policy shall be specifically limited to the rights set forth above in this Agreement, notwithstanding the provisions of any other documents including the Policy. Employee agrees to execute any notice prepared by the Company requesting a withdrawal or non-recourse loan in an amount equal to the amount to which the Company is entitled under Sections 5, 6 or 12 of this Agreement.

15.  Employee's beneficiary rights and security interest.
     ----------------------------------------------------

     (a) The Company and Employee intend that in no event shall the Company have any power or interest related to the Policy or its proceeds, except as provided herein and in the Collateral Security Assignment. In the event that the Company ever receives or may be deemed to have received any right or interest in the Policy or its proceeds beyond the limited rights described herein and in the Collateral Security Assignment, such right or interest shall be held in trust for the benefit of Employee and be held separate from the property of the Company.

     (b) In order to further protect the fights of the Employee, the Company agrees that its rights to the Policy and proceeds thereof shall serve as security for the Company's obligations as provided in this Agreement to Employee. The Company grants to Employee a security interest in and collaterally assigns to Employee any and all fights the Company has in the Policy, and products and proceeds thereof whether now existing or hereafter arising pursuant to the provisions of the Policy, this Agreement, the Collateral Security Assignment or otherwise, to secure any and all obligations owed by the Company to Employee under this Agreement. In no event shall this provision be interpreted to reduce Employee's rights to the Policy or expand in any way the rights or benefits of the Company under this Agreement, the Policy or the Collateral Security Assignment. This security interest granted to Employee from the Company shall automatically expire and be deemed waived if Employee terminates employment with Employer prior to a Qualifying Event.

16.  Amendment of Agreement.
     -----------------------

     Except as provided in a written instrument signed by the Company and Employee, this Agreement may not be cancelled, amended, altered, or modified.

17.  Notice under Agreement.
     -----------------------

     Any notice, consent, or demand required or permitted to be given under the provisions of this Agreement by one party to another shall be in writing, signed by the party giving or making it, and may be given either by delivering it to such other party personally or by mailing it, by United States Certified mail, postage prepaid, to such party, addressed to its last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent, or demand.

18.  Binding Agreement.
     ------------------

     This Agreement shall bind the parties hereto and their respective successors, heirs, executor, administrators, and transferees, and any Policy beneficiary.

19.  Controlling law and characterization of Agreement.
     --------------------------------------------------

     (a) To the extent not governed by federal law, this Agreement and the right to the parties hereunder shall be controlled by the laws of the State of California.

     (b) If this Agreement is considered a "plan" under the Employee Retirement Income Security Act of 1974 (ERISA), both the Company and Employee acknowledge and agree that for all purposes the Agreement shall be treated as a "welfare plan" within the meaning of Section 3(1) of ERISA, so that only those portions of ERISA applicable to welfare plans shall apply to the Agreement and that any rights that might arise under ERISA if this Agreement were treated as a "pension plan" within the meaning of Section 3(2) of ERISA are hereby expressly waived. Consistent with the preceding sentence, Employee further acknowledges that his or her rights to the Policy and the release of the Company's Security Interest are strictly limited to those rights set forth in this Agreement. In furtherance of this acknowledgement and in consideration of the Company's payment of the initial premiums for this Policy, Employee voluntarily and irrevocably relinquishes and waives any additional rights in the Policy or any different restrictions on the release of the Company's Security Interest that he or she might otherwise argue to exist under either state, federal, or other law. Employee further agrees that he or she will not argue that any such additional rights or different restrictions exist in any judicial or arbitration proceeding. Similarly, the Company acknowledges that its Security Interest is strictly limited as set forth in this Agreement and voluntarily and irrevocably relinquishes and waives any additional interests or different interests or advantages that the Company would have or enjoy if the Agreement were not treated as a "welfare plan" within the meaning of section 3(1) of ERISA.

20.  Execution of Documents.
     -----------------------

     The Company and Employee agree to execute any and all documents necessary to effectuate the terms of this Agreement.

                                   VARCO INTERNATIONAL, INC.

                                   By:________________________

                                   Its:_______________________

                                   EMPLOYEE

                                   ___________________________

                                   EXHIBIT A

                   COLLATERAL SECURITY ASSIGNMENT AGREEMENT

       This Collateral Security Assignment is made and entered into effective as of_______, 19__, by the undersigned as the owner (the "Owner") of Life Insurance Policy Number______________(the "Policy") issued by the Manufacturers Life Insurance Company of America, (the "Insurer") upon the life of Owner and by Varco International, Inc., a California corporation (the "Assignee").

     WHEREAS, the Owner is a valued employee of Assignee or a subsidiary of Assignee, and the Assignee wishes to retain him or her in its or its subsidiary's employ; and

     WHEREAS, as an inducement to the Owner's continued employment, the Assignee wishes to pay premiums on the Policy, as more specifically provided for in that certain Split-Dollar Life Insurance Agreement dated as of____________, 19__, and entered into between the Owner and the Assignee as such agreement may be hereafter amended or modified (the "Agreement") (unless otherwise indicated the terms herein shall have the definitions ascribed thereto in the Agreement);

     WHEREAS, in consideration of the Assignee agreeing to make the premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security; and

     WHEREAS, the Owner and Assignee intend that the Assignee have no greater interest in the Policy than that prescribed herein and in the Agreement and that if the Assignee ever obtains any right or interest in the Policy or the proceeds thereof, except as provided herein and in the Agreement, such right or interest shall be held in trust for the Owner to satisfy the obligations of Assignee to Owner under the Agreement and the Assignee additionally agrees that its rights to the Policy shall serve as security for its obligations to the Owner under the Agreement;

     NOW, THEREFORE, the Owner hereby assigns, transfers and sets over to the Assignee for security the following specific rights in the Policy, subject to the following terms, agreements and conditions:

     1. This Collateral Security Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee pursuant to the terms of the Agreement, whether now existing or hereafter arising (the "Secured Obligations"). The Secured Obligations include: (i) the obligation of the Owner to transfer an amount equal to the entire cash value in the event that the Owner terminates employment with Employer for a reason other than a Qualifying Termination and before attaining his or her Security Release Date and (ii) the obligation of the Owner to pay an amount of cash to the Assignee or transfer to the Assignee that portion of the cash value which is equal to any federal, state or local taxes that Assignee may be required to withhold and collect (as set forth in Section 12 of the Agreement).

     2. The Owner hereby grants to Assignee a security interest in and collaterally assigns to Assignee the Policy and the cash value to secure the Secured Obligations. However, the Assignee's interest in the Policy shall be strictly limited to:

     (a) The right to receive an amount equal to the entire cash value of the Policy (which fight may be realized by Owner's causing such amount to be transferred to Assignee (through withdrawing from or borrowing against the Policy), in accordance with the terms of the Agreement) if the Owner terminates employment with Employer for a reason other than a Qualifying Termination (unless he or she has previously attained his or her Security Release Date); and

     (b) The right to receive an amount equal to any federal, state or local taxes that Assignee may be required to withhold and collect (as set forth in Section 12 of the Agreement).

     3.(a) Owner shall retain all incidents of ownership in the Policy, and may exercise such incidents of ownership except as otherwise limited by the Agreement and hereunder. The Insurer is only authorized to recognize (and is fully protected in recognizing) the exercise of any ownership rights by Owner if the Insurer determines that the Assignee has been given notice of Owner's purported exercise of ownership rights in compliance with the provisions of
Section 3 (b) hereof and as of the date thirty days after such notice is given, the Insurer has not received written notification from the Assignee of Assignee's objection to such exercise; provided that, the designation of the beneficiary to receive the death benefits pursuant to Section 4 of the Agreement may be changed by the Owner without prior notification of Assignee. The Insurer shall not be responsible to ensure that the actions of the Owner conform to the Agreement.

     (b) Assignee hereby acknowledges that for purposes of this Collateral Security Assignment, Assignee shall be conclusively deemed to have been properly notified of Owner's purported exercise of his or her ownership rights as of the third business day following either of the following events: (1) Owner mails written notice of such exercise to Assignee by United States certified mail, postage paid, at the address below and provides the Insurer with a copy of such notice and a copy of the certified mail receipt or (2) the Insurer mails written notice of such exercise to Assignee by regular United States mail, postage paid, at the address set forth below:

                     VARCO INTERNATIONAL, INC.
                     743 NORTH ECKHOFF STREET
                     ORANGE, CALIFORNIA 92668

                     ATTN: Corporate Secretary

The foregoing address shall be the appropriate address for such notices to be sent unless and until the receipt by both Owner and the Insurer of a written notice from Assignee of a change in such address.

     (c) Notwithstanding the foregoing, Owner and Assignee hereby agree that, until Assignee's security interest in the Policy is released, Assignee shall from time to time designate one or more individuals (the "Designee"), who may be officers of Assignee, who shall be entitled to adjust the death benefit under the Policy and to direct the investments under the Policy; provided, however, that the Designee may only increase, but not decrease, the death benefit in effect on the date that the Policy is issued; provided, further, that the Designee may only direct the investments under the Policy in funds offered by the Insurer under the Policy. Assignee shallnotify the Insurer in writing of the identity of the Designee and any changes in the identity of the Designee. Until Assignee's security interest in the Policy is released, no other party may direct the investments under the Policy without the consent of the Assignee and Owner.

     4. If the Policy is in the possession of the Assignee, the Assignee shall, upon request, forward the Policy to the Insurer without unreasonable delay for endorsement of any designation or change of beneficiary or the exercise of any other right reserved by the Owner.

     5.(a) Assignee shall be entitled to exercise its rights under the Agreement by delivering a written notice to Insurer, executed by the Assignee and the Owner or the Owner's beneficiary, requesting a withdrawal or nonrecourse policy loan equal to the amount to which Assignee is entitled under Sections 5, 6 or 12 of the Agreement and transfer of such withdrawn or borrowed amount to Assignee. So long as the notice is also signed by Owner or his or her beneficiary, Insurer shall pay or loan the specified amounts to Assignee without the need for any additional documentation.

     (b) Upon receipt of a properly executed notice complying with the requirements of subsection (a) above, the Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without the need for any additional documentation and without investigating (1) the reason for such action taken by the Assignee; (2) the validity or the amount of any of the liabilities of the Owner to the Assignee under the Agreement; (3) the existence of any default therein; (4) the giving of any notice required herein; or (5) the application to be made by the Assignee of any amounts to be paid to the Assignee. The receipt of the Assignee for any sums received by it shall be a full discharge and release therefor to the Insurer.

     6. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Security Assignment.

     7. The Assignee shall have the right to request of the Insurer and/or the Owner notice of any action taken with respect to the Policy by the Owner.

     8.(a) The Assignee and the Owner intend that in no event shall the Assignee have any power or interest related to the Policy or its proceeds, except as provided herein and in the Agreement, notwithstanding the provisions of any other documents including the Policy. In the event that the Assignee ever receives or may be deemed to have received any right or interest beyond the limited rights described herein and in the Agreement, such right or interest shall be held in trust for the benefit of the Owner and be held separate from the property of the Assignee.

     (b) In order to further protect the rights of the Owner, the Assignee agrees that its rights to the Policy and proceeds thereof shall serve as security for the Assignee's obligations to the Owner as provided in the Agreement. Assignee hereby grants to Owner a security interest in and collaterally assigns to Owner any and all rights it has in the Policy, and products and proceeds thereof, whether now existing or hereafter arising pursuant to the provisions of the Policy, the Agreement, this Collateral Security Assignment or otherwise, to secure Assignee's obligations ("Assignee Obligations") to Owner under the Agreement, whether now existing or hereafter arising. The Assignee Obligations include all obligations owed by the Assignee to Owner under the Agreement, including without limitation: (i) the obligation to transfer ownership of the Policy to Owner and to make the premium payments required under Section 3 of the Agreement and (ii) the obligation to do nothing which may, in any way, endanger, defeat or impair any of the rights of Owner in the Policy as provided in the Agreement. In no event shall this provision be interpreted to reduce Owner's rights in the Policy or expand in any way the rights or benefits of the Assignee under the Agreement. In the event that Owner terminates employment with Employer for any reason prior to a Qualifying Event, this security interest and collateral assignment granted by Assignee to Owner shall automatically expire and be deemed waived.

     9. Assignee and Owner agree to execute any documents necessary to effectuate this Collateral Security Assignment pursuant to the provisions of the Agreement. All disputes shall be settled as provided in Section 13 of the Agreement. The rights under this Collateral Security Assignment may be enforced pursuant to the terms of the Agreement.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Collateral Security Assignment effective the day and year first above written.

                         ________________________
                                         , Owner

                         Varco International, Inc.

                         By:______________________

                         Title:___________________

                                   EXHIBIT B

           SPOUSAL CONSENT TO DESIGNATION OF NONSPOUSAL BENEFICIARY

          My spouse is_________________________________. I hereby consent to the designation made by my spouse of______________________________as the beneficiary under Life Insurance Policy No.______________________, which Varco International, Inc. has purchased from the Manufacturers Life Insurance Company of America and transferred to him/her. I understand that this consent is valid only with respect to the naming of the beneficiary indicated above and that the designation of any other beneficiary will not be valid unless I consent in writing to such designation.

          This consent is being voluntarily given, and no undue influence or coercion has been exercised in connection with my consent to the designation made by my spouse of the beneficiary named above rather than myself as the beneficiary under the Split-Dollar Life Insurance Policy.

                                         __________________
                                         Spouse's Signature

                                         ___________________
                                         Print Spouse's Name

                                         ___________________
                                         Date

                                   EXHIBIT C

                          SPLIT-DOLLAR LIFE INSURANCE
                       TWO YEAR SECURITY RELEASE NOTICE

     Pursuant to the Split-Dollar Life Insurance Agreement entered into between Varco International, Inc. (the "Company") and me on__________(the "Agreement"), I hereby notify the Company that I request to be released on___,____("Security Release Date") from the Company's collateral security in Policy Number_________ issued by the Manufacturers Life Insurance Company of America. I understand that my Security Release Date must be at least two years from the date on which the Company receives this Notice. I further understand that in order for the Company's collateral security interest to be released on my Security Release Date, I must continue to be employed by the Company or one of its subsidiaries until such date.

                                         _________________________
                                         Participant

                                         _________________________
                                         Date

Received by Varco International, Inc.

on_________________________________

By_________________________________

                                                                 [For Directors]

                     SPLIT-DOLLAR LIFE INSURANCE AGREEMENT
                     -------------------------------------

          This Agreement is entered into as of_________, 19__ by and between Varco International, Inc. (the "Company") and______________ ("Director") in reference to the following facts:

          1. Director is a valued member of the board of directors of the Company.

          2. The Company has simultaneously with the execution of this Agreement caused the Manufacturers Life Insurance Company of America (the "Insurance Company") to issue policy number_________________ (the "Policy") on the life of Director and delivered the Policy to Director. The first annual premium has been paid by the Company as of the date of this Agreement.

          NOW THEREFORE, in consideration of the facts set forth above and the various promises and covenants set forth below, the parties to this Agreement agree as follows:

1.   Ownership of Policy.
     --------------------

     The Company acknowledges that Director is the owner of the Policy and that Director is entitled to exercise all of his or her ownership rights granted by the terms of the Policy, except to the extent that the power of the Director to exercise those rights is specifically limited by this Agreement. Except as so limited, it is the expressed intention of the parties to reserve to Director all rights in and to the Policy granted to its owner by the terms thereof, including, but not limited to, the right to change the beneficiary and the right to exercise settlement options.

2.   The Company's Security Interest.
     --------------------------------

     The Company's security interest in the Policy is conditioned upon its satisfactorily performing all of the covenants under this Agreement. Each period covered by any individual premium payment described in Section 3 shall be considered a discrete extension of the Company's security interest in the Policy. The Company shall not have nor exercise any right in and to the Policy which could, in any way, endanger, defeat, or impair any of the rights of Director in the Policy, including by way of illustration any right to collect the proceeds of the Policy in excess of the amount due the Company as provided in this Agreement and in the Policy. The only rights in and to the Policy granted to the Company in this Agreement shall be limited to the Company's security interest in and to the cash value of the Policy, as defined herein (the "Security Interest"). The Company shall not assign any of its Security Interest in the Policy to anyone other than Director.

3.   Premium payments.
     -----------------

     Until Director files a notice with the Company pursuant to Section 10 electing a Security Release Date (as defined in Section 10 below) or Director's service as a director of the Company is terminated for any reason, the Company agrees to pay an annual premium on the Policy on or before the last day of each "policy year" (as such term is used in the Policy) in an amount equal to the sum of (a) the compensation deferred by Director under the Varco International, Inc. Director Savings Plan (the "Plan") during such policy year plus (b) the "cost of insurance" (as defined in the Policy) for the excess, if any, of (i) the minimum death benefit required under Section 4 hereof (determined in compliance with the 7-pay test set forth in Section 7702A of the Code) over (ii) the minimum death benefit (determined in compliance with such 7-pay test) which could be provided by that portion of the accumulated premiums actually paid under the Policy which were paid pursuant to clause (a) of this sentence. The premium payment shall be transmitted directly by the Company to the Insurance Company. Consistent with the preceding sentences, prior to the release of the Company's Security Interest in the Policy, Director and the Company agree that the Company shall from time to time designate one or more individuals (the "Designee"), who may be officers of the Company, who shah be entitled to adjust the death benefit under the Policy and to direct the investments under the Policy; provided, however, that the Designee may only increase, but not decrease, the death benefit in effect on the date that the Policy is issued; provided further, that the Designee may only direct the investments under the Policies in funds offered by the Insurance Company under the Policy. During the period of time that this Agreement is in effect, Director irrevocably agrees that all dividends paid on the Policy shall be applied to purchase from the Insurance Company additional paid-up life insurance on the life of Director.

4.   Death of Director while serving as a director of the Company.
     -------------------------------------------------------------

     (a) If Director dies while serving as a director of the Company and prior to his or her Security Release Date (as defined in Section 10 below), Director's designated beneficiary shall be entitled to receive the entire death benefit under the Policy, which shall be at least equal to the greater of (1) the amount of the Company's annual retainer fee for directors in effect at the time of Director's death multiplied by the number of whole and fractional years (measured in completed months) of Director's service as a director of the Company, up to a maximum of $100,000 (adjusted as described herein), or (2) the following multiple of the amount credited to Employee's Accounts under the Plan depending on the Employee's insurance age at death: (A) if under 56, 2.0 or (B) if 56 or older, 1.75. The $100,000 death benefit described in the preceding sentence shall be adjusted annually for changes in the cost of living commencing on January 1, 1995 on the basis of the relationship between the U.S. Consumer Price Index for Urban Wage Earners and Clerical Workers, as published by the U.S. Department of Labor (or, if there is no such index, then a comparable substitute selected by the Committee) for the preceding calendar year and the same index for the calendar year 1993.

     (b) Director agrees that, during the period of this Agreement, Director will obtain and provide to the Company and/or the Insurance Company the written consent of the spouse of the Director, in the form attached hereto as Exhibit B, to any designation by Director of anyone other than the Director's spouse as the beneficiary to receive the benefits under this Section 4.

5.   Director's attaining his or her Security. Release Date or termination of
     -------------------------------------------------------------------------
     Director's service On account of a Qualifying Termination.
     ----------------------------------------------------------

     (a) By making timely payment of the premiums described in Section 3, the Company may renew its Security Interest in the Policy for the period commencing with the due date of such payment until the later of (1) the due date of the next annual premium described in Section 3, or (2) the date that Director attains his or her Security Release Date or terminates service as a director of the Company on account of a Qualifying Termination (either of which events described in this clause 2 is referred to herein as a "Qualifying Event"). The Company may not extend its Security Interest in the Policy under the Collateral Security Assignment Agreement attached as Exhibit A after the occurrence of a Qualifying Event. After such Qualifying Event, Director shall be entitled to exercise all of his or her ownership rights in the Policy without any limitation, and this Agreement and its accompanying Collateral Security Assignment Agreement shah no longer constitute a restriction on Director's rights.

     (b) Notwithstanding paragraph (a), the Company shall continue to have its Security Interest in the Policy to the extent required to satisfy any withholding obligations as described in Section 12.

6.   Termination of Director's service for a reason other than a Qualifying
     ----------------------------------------------------------------------
     Termination.
     ------------

     If Director ceases to be a director of the Company prior to his or her Security Release Date for a reason other than a Qualifying Termination (as described below), Director shall cause, either by withdrawing from or borrowing against the Policy, on a nonrecourse basis, to be transferred to the Company an amount equal to the maximum amount that may then be obtained under the Policy. In the event that the amount that can be withdrawn from or borrowed against the Policy is less than the cash surrender value of the Policy, the Company shall withhold from other compensation payable to Director the amount of such difference unless Director has previously transferred to the Company an amount equal to such difference. In no event shall Director's voluntary resignation prior to attaining his or her Security Release Date (as such concept is further defined below) ever constitute a Qualifying Termination, except in certain situations following a Change in Control (see Section 9).

7.   Definition of a Qualifying Termination.
     ---------------------------------------

     A Qualifying Termination is either of the following events: (a) the termination of Director from service on the board of directors of the Company (for this purpose, a termination of service as a member of the board of directors of the Company includes the completion of Director's term of office without Director's having been renominated and elected for another term, which event shall constitute a termination of service as of the date Director's term of office is completed) where (i) Director has indicated his or her willingness to continue to serve on the board of directors and (ii) in the event that the Company's bylaws permit removal of a Director by other members of the board of directors, Director's termination is not the result of his or her removal by other directors for "cause," as described in Section 8; or (b) the termination of Director after a Change in Control under the circumstances described in Section 9(a).

8.   Qualifying Termination because DirectOr is terminated for a reason other
     -------------------------------------------------------------------------
     than "Cause".
     -------------

     For purposes of this Section, "Cause" shall mean (1) Director's failure to render services to the Company where such failure amounts to gross neglect or misperformance of Director's responsibilities and duties; (2) Director's commission of an act of fraud or dishonesty against the Company; or (3) Director's conviction of a felony or other crime involving moral turpitude.

9.   Qualifying Termination on account of termination after a Change in Control.
     ---------------------------------------------------------------------------

     (a) A Qualifying Termination shall be treated as occurring after a "Change in Control" (as defined below) if there is first a "Change in Control" and then, within three years following such Change in Control, either (1) Director's service on the board of directors of the Company is terminated without "Cause" (as defined in Section 8) or (2)Director terminates his or her service on the board of directors of the Company for "Good Reason" (as defined in subsection
(c) below).

     (b) For purposes of this Section, a "Change in Control" shall be deemed to have occurred if and when:

         (1) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 but excluding any benefit plan for employees of the Company or its subsidiaries or any trustee, agent, or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

         (2) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director it was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

         (3) The shareholders of the Company approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company.

     (c) For purposes of this Section, "Good Reason" shall mean any reduction in Director's fees not agreed to by Director.

     (d) A termination of service by Director within the 36-month period following a Change in Control shall be for Good Reason if the event specified in paragraph (c) shall have occurred, notwithstanding that Director may have other reasons for terminating service, including employment by another employer which Director desires to accept.

10.  Director's attaining his or her Security Release Date.
     ------------------------------------------------------

     (a) Director's "Security Release Date" shah mean the date which is at least two years following the date on which the Company receives from Director a completed notice in the form attached hereto as Exhibit C, provided that Director continues to serve on the board of directors of the Company until such date. Director's election of a Security Release Date shall be irrevocable.

     (b) Director shall attain his or her Security Release Date upon becoming disabled while serving as a director of the Company. Director shall be considered "disabled" at the time that the Administrator (as defined in Section 13(a) below) determines, based upon competent medical advice, that an Director is incapable of rendering substantial services to the Company by reason of mental or physical disability.

     (c) The Company's Security Interest in the Policy is contingent upon the timely payment of the premiums required under Section 3 of this Agreement. Each period covered by any individual premium payment shall be considered an independent extension of the Company's Security Interest in the Policy. In the event that the Company waives its rights by reason of failure to make payments under Section 3 of this Agreement, Director shall immediately attain his or her Security Release Date (provided, however, that the cessation of the Company's obligation to pay premiums upon Director's filing of an election of a Security Release Date shall not result in Director immediately attaining his or her Security Release Date). The Company's failure to extend its rights in no way affects the Company's duties and obligations under this Agreement.

11.  Limitation On Director's rights prior to a Qualifying Event.
     ------------------------------------------------------------

     In order to protect the Company's Security Interest and notwithstanding any other provisions in this Agreement, prior to a Qualifying Event, Director agrees that he or she will not modify the death benefit under the Policy, direct the investment of the cash surrender value of the Policy, borrow against the Policy, assign the Policy, or obtain any portion of the cash value of the Policy. Notwithstanding the preceding sentence, if Section 6 applies to a termination, Director may borrow or withdraw from the Policy, so long as the borrowing or withdrawal request is submitted to the Insurance Company along with a directive that the borrowed or withdrawn amount be transferred directly to the Company. Prior to the release of the Company's Security Interest in the Policy, Director and the Company agree that the Company shall from time to time appoint one or more individuals (the "Designee"), who may be officers of the Company, who shall be entitled to direct the investments under the Policy; provided, however, that, the Designee may only direct the investments under the Policy in funds offered by the Insurance Company under the Policy.

12.  Tax Withholding.
     ----------------

     It is recognized by the parties that the fights of Director in the Policy (as modified by the Agreement) may cause Director to be treated under certain circumstances as in receipt of gross income. These circumstances may also impose upon the Company an obligation to deduct and withhold federal, state or local taxes. Unless Director otherwise provides the Company the amounts it is required to withhold, Director shall cause, either by withdrawing from or borrowing on a nonrecourse basis against the Policy, to be transferred to the Company that portion of the cash value of the Policy which is equal to the amount of any federal, state or local taxes required to be withheld.

13.  Disputes.
     ---------

     (a) The Varco International, Inc. Split Dollar Life Insurance Committee (the "Administrator") shall administer this Agreement. The Administrator (either directly or through its designees) will have power and authority to interpret, construe, and administer this Agreement (for the purpose of this section, the Agreement shall include the Collateral Security Assignment Agreement); provided that, the Administrator's authority to interpret this Agreement shall not cause the Administrator's decisions in this regard to be entitled to a deferential standard of review in the event that Director or his or her beneficiary seeks review of the Administrator's decision as described below.

     (b) Neither the Administrator, its designee nor its advisors, shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement.

     (c) Because it is agreed that time will be of the essence in determining whether any payments are due to Director or his or her beneficiary under this Agreement, Director or his or her beneficiary may, if he or she desires, submit any claim for payment under this

Agreement or dispute regarding the interpretation of this Agreement to arbitration. This right to select arbitration shall be solely that of Director or his or her beneficiary and Director or his or her beneficiary may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" is not mandatory on Director or his or her beneficiary and Director or his or her beneficiary may choose in lieu thereof to bring an action in an appropriate civil court. Once an arbitration is commenced, however, it may not be discontinued without the mutual consent of both parties to the arbitration. During the lifetime of the Director only he or she can use the arbitration procedure set forth in this section.

     (d) Any claim for arbitration may be submitted as follows: if Director or his or her beneficiary disagrees with the Administrator regarding the interpretation of this Agreement and the claim is finally denied by the Administrator in whole or in part, such claim may be filed in writing with an arbitrator of Director's or beneficiary's choice who is selected by the method described in the next four sentences. The first step of the selection shall consist of Director or his or her beneficiary submitting a list of five potential arbitrators to the Administrator. Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the State of California or (2) a retired California Superior Court or Appellate Court judge. Within one week after receipt of the list, the Administrator shall select one of the five arbitrators as the arbitrator for the dispute in question. If the Administrator fails to select an arbitrator in a timely manner, Director or his or her beneficiary shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

     (e) The arbitration hearing shall be held within seven days (or as soon thereafter as possible) after the picking of the arbitrator. No continuance of said hearing shall be allowed without the mutual consent of Director or his or her beneficiary and the Administrator. Absence from or nonparticipation at the hearing by either party shall not prevent the issuance of an award. Hearing procedures which will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing in his or her sole discretion when he or she decides he or she has heard sufficient evidence to satisfy issuance of an award.

     (f) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than one week after the close of the hearing. In the event the arbitrator finds that the Company has breached this Agreement, he or she shah order the Company to immediately take the necessary steps to remedy the breach. The award of the arbitrator shall be final and binding upon the parties. The award may be enforced in any appropriate court as soon as possible after its rendition. If an action is brought to confirm the award, both the Company and Director agree that no appeal shall be taken by either party from any decision rendered in such action.

     (g) Solely for purposes of determining the allocation of the costs described in this subsection, the Administrator will be considered the prevailing party in a dispute if the arbitrator determines (1) that the Company has not breached this Agreement and (2) the claim by Director or his or her beneficiary was not made in good faith. Otherwise, Director or his or her beneficiary will be considered the prevailing party. In the event that the Company is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (excluding any attorneys' fees incurred by the Company) including stenographic reporter, if employed, shall be paid by the other party. In the event that Director or his or her beneficiary is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (including all attorneys' fees incurred by Director or
                        ----------
his or her beneficiary in pursuing his or her claim), including the fees of a stenographic reporter if employed, shall be paid by the Company.

14.  Collateral Security Assignment Of Policy to the Company.
     --------------------------------------------------------

     In consideration of the promises contained herein, the Director has contemporaneously herewith granted the Security Interest in the Policy to the Company as collateral, under the form of Collateral Security Assignment attached hereto as Exhibit A, which Collateral Security Assignment gives the Company the limited power to enforce its rights to recover the cash value of the Policy under the circumstances defined herein. The Company's Security Interest in the Policy shall be specifically limited to the rights set forth above in this Agreement, notwithstanding the provisions of any other documents including the Policy. Director agrees to execute any notice prepared by the Company requesting a withdrawal or non-recourse loan in an amount equal to the amount to which the Company is entitled under Sections 5, 6 or 12 of this Agreement.

15.  Director's beneficiary rights and security interest.
     ----------------------------------------------------

     (a) The Company and Director intend that in no event shall the Company have any power or interest related to the Policy or its proceeds, except as provided herein and in the Collateral Security Assignment. In the event that the Company ever receives or may be deemed to have received any right or interest in the Policy or its proceeds beyond the limited rights described herein and in the Collateral Security Assignment, such right or interest shall be held in trust for the benefit of Director and be held separate from the property of the Company.

     (b) In order to further protect the fights of the Director, the Company agrees that its rights to the Policy and proceeds thereof shah serve as security for the Company's obligations as provided in this Agreement to Director. The Company grants to Director a security interest in and collaterally assigns to Director any and all fights the Company has in the Policy, and products and proceeds thereof whether now existing or hereafter arising pursuant to the provisions of the Policy, this Agreement, the Collateral Security Assignment or otherwise, to secure any and all obligations owed by the Company to Director under this Agreement. In no event shall this provision be interpreted to reduce Director's rights to the Policy or expand in any way the rights or benefits of the Company under this Agreement, the Policy or the Collateral Security Assignment. This security interest granted to Director from the Company shall automatically expire and be deemed waived if Director terminates service on the board of directors of the Company prior to a Qualifying Event.

16.  Amendment of Agreement.
     -----------------------

     Except as provided in a written instrument signed by the Company and Director, this Agreement may not be cancelled, amended, altered, or modified.

17.  Notice under Agreement.
     -----------------------

     Any notice, consent, or demand required or permitted to be given under the provisions of this Agreement by one party to another shall be in writing, signed by the party giving or making it, and may be given either by delivering it to such other party personally or by mailing it, by United States Certified mail, postage prepaid, to such party, addressed to its last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent, or demand.

18.  Binding Agreement.
     ------------------

     This Agreement shall bind the parties hereto and their respective successors, heirs, executor, administrators, and transferees, and any Policy beneficiary.

19.  Controlling law and characterization of Agreement.
     --------------------------------------------------

     (a) To the extent not governed by federal law, this Agreement and the right to the parties hereunder shall be controlled by the laws of the State of California.

     (b) If this Agreement is considered a "plan" under the Employee Retirement Income Security Act of 1974 (ERISA), both the Company and Director acknowledge and agree that for all purposes the Agreement shall be treated as a "welfare plan" within the meaning of Section 3(1) of ERISA and that any rights that might arise under ERISA if this Agreement were treated as a "pension plan" within the meaning of Section 3(2) of ERISA are hereby expressly waived. Consistent with the preceding sentence, Director further acknowledges that his or her rights to the Policy and the release of the Company's Security Interest are strictly limited to those rights set forth in this Agreement. In furtherance of this acknowledgement and in consideration of the Company's payment of the initial premiums for this Policy, Director voluntarily and irrevocably relinquishes and waives any additional rights in the Policy or any different restrictions on the release of the Company's Security Interest that he or she might otherwise argue to exist under either state, federal, or other law. Director further agrees that he or she will not argue that any such additional rights or different restrictions exist in any judicial or arbitration proceeding. Similarly, the Company acknowledges that its Security Interest is strictly limited as set forth in this Agreement and voluntarily and irrevocably relinquishes and waives any additional interests or different interests or advantages that the Company would have or enjoy if the Agreement were not treated as a "welfare plan" within the meaning of section 3(1) of ERISA.

20.  Execution 0f Documents.
     -----------------------

     The Company and Director agree to execute any and all documents necessary to effectuate the terms of this Agreement.

                               VARCO INTERNATIONAL, INC.

                               By:_____________________

                               Its:____________________

                               Director

                               ________________________

                                   EXHIBIT A

                   COLLATERAL SECURITY ASSIGNMENT AGREEMENT

       This Collateral Security Assignment is made and entered into effective as of__________,19__, BY THE UNDERSIGNED AS THE OWNER (THE "OWNER") OF LIFE INSURANCE POLICY NUMBER _______________(THE "POLICY") ISSUED BY THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, (THE "INSURER") UPON THE LIFE OF OWNER AND BY VARCO INTERNATIONAL, INC., A CALIFORNIA CORPORATION (THE "ASSIGNEE").

     WHEREAS, the Owner is a valued member of the board of directors of Assignee, and the Assignee wishes to retain him or her as a member of its board of directors; and

     WHEREAS, as an inducement to the Owner's continued services, the Assignee wishes to pay premiums on the Policy, as more specifically provided for in that certain Split-Dollar Life Insurance Agreement dated as of____________,19__, and entered into between the Owner and the Assignee as such agreement may be hereafter amended or modified (the "Agreement") (unless otherwise indicated the terms herein shall have the definitions ascribed thereto in the Agreement);

     WHEREAS, in consideration of the Assignee agreeing to make the premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security; and

     WHEREAS, the Owner and Assignee intend that the Assignee have no greater interest in the Policy than that prescribed herein and in the Agreement and that if the Assignee ever obtains any right or interest in the Policy or the proceeds thereof, except as provided herein and in the Agreement, such right or interest shall be held in trust for the Owner to satisfy the obligations of Assignee to Owner under the Agreement and the Assignee additionally agrees that its rights to the Policy shall serve as security for its obligations to the Owner under the Agreement;

     NOW, THEREFORE, the Owner hereby assigns, transfers and sets over to the Assignee for security the following specific rights in the Policy, subject to the following terms, agreements and conditions:

     1. This Collateral Security Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee pursuant to the terms of the Agreement, whether now existing or hereafter arising (the "Secured Obligations"). The Secured Obligations include: (i) the obligation of the Owner to transfer an amount equal to the entire cash value in the event that the Owner terminates service as a director of Assignee for a reason other than a Qualifying Termination and before attaining his or her Security Release Date and (ii) the obligation of the Owner to pay an amount of cash to the Assignee or transfer to the Assignee that portion of the cash value which is equal to any federal, state or local taxes that Assignee may be required to withhold and collect (as set forth in Section 12 of the Agreement).

     2. The Owner hereby grants to Assignee a security interest in and collaterally assigns to Assignee the Policy and the cash value to secure the Secured Obligations. However, the Assignee's interest in the Policy shall be strictly limited to:

     (a) The right to receive an amount equal to the entire cash value of the Policy (which right may be realized by Owner's causing such amount to be transferred to Assignee (through withdrawing from or borrowing against the Policy), in accordance with the terms of the Agreement) if the Owner terminates service as a director of Assignee for a reason other than a Qualifying Termination (unless he or she has previously attained his or her Security Release Date); and

     (b) The right to receive an amount equal to any federal, state or local taxes that Assignee may be required to withhold and collect (as set forth in Section 12 of the Agreement).

     3.(a) Owner shall retain all incidents of ownership in the Policy, and may exercise such incidents of ownership except as otherwise limited by the Agreement and hereunder. The Insurer is only authorized to recognize (and is fully protected in recognizing) the exercise of any ownership rights by Owner if the Insurer determines that the Assignee has been given notice of Owner's purported exercise of ownership rights in compliance with the provisions of
Section 3(b) hereof and as of the date thirty days after such notice is given, the Insurer has not received written notification from the Assignee of Assignee's objection to such exercise; provided that, the designation of the beneficiary to receive the death benefits pursuant to Section 4 of the Agreement may be changed by the Owner without prior notification of Assignee. The Insurer shall not be responsible to ensure that the actions of the Owner conform to the Agreement.

     (b) Assignee hereby acknowledges that for purposes of this Collateral Security Assignment, Assignee shall be conclusively deemed to have been properly notified of Owner's purported exercise of his or her ownership rights as of the third business day following either of the following events: (1) Owner mails written notice of such exercise to Assignee by United States certified mail, postage paid, at the address below and provides the Insurer with a copy of such notice and a copy of the certified mail receipt or (2) the Insurer mails written notice of such exercise to Assignee by regular United States mail, postage paid, at the address set forth below:

               VARCO INTERNATIONAL, INC.
               743 North Eckhoff Street
               Orange, California 92668

               ATTN: Corporate Secretary

The foregoing address shall be the appropriate address for such notices to be sent unless and until the receipt by both Owner and the Insurer of a written notice from Assignee of a change in such address.

     (c) Notwithstanding the foregoing, Owner and Assignee hereby agree that, until Assignee's security interest in the Policy is released, Assignee shall from time to time designate one or more individuals (the "Designee"), who may be officers of Assignee, who shall be entitled to adjust the death benefit under the Policy and to direct the investments under the Policy; provided, however, that the Designee may only increase, but not decrease, the death benefit in effect on the date that the Policy is issued; provided, further, that the Designee may only direct the investments under the Policy in funds offered by the Insurer under the Policy. Assignee shall notify the Insurer in writing of the identity of the Designee and any changes in the identity of the Designee. Until Assignee's security interest in the Policy is released, no other party may direct the investments under the Policy without the consent of the Assignee and Owner.

     4. If the Policy is in the possession of the Assignee, the Assignee shall, upon request, forward the Policy to the Insurer without unreasonable delay for endorsement of any designation or change of beneficiary or the exercise of any other right reserved by the Owner.

     5.(a) Assignee shall be entitled to exercise its rights under the Agreement by delivering a written notice to Insurer, executed by the Assignee and the Owner or the Owner's beneficiary, requesting a withdrawal or nonrecourse policy loan equal to the amount to which Assignee is entitled under Sections 5, 6 or 12 of the Agreement and transfer of such withdrawn or borrowed amount to Assignee. So long as the notice is also signed by Owner or his or her beneficiary, Insurer shall pay or loan the specified amounts to Assignee without the need for any additional documentation.

     (b) Upon receipt of a properly executed notice complying with the requirements of subsection (a) above, the Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without the need for any additional documentation and without investigating (1) the reason for such action taken by the Assignee; (2) the validity or the amount of any of the liabilities of the Owner to the Assignee under the Agreement; (3) the existence of any default therein; (4) the giving of any notice required herein; or (5) the application to be made by the Assignee of any amounts to be paid to the Assignee. The receipt of the Assignee for any sums received by it shall be a full discharge and release therefor to the Insurer.

     6. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Security Assignment.

     7. The Assignee shall have the right to request of the Insurer and/or the Owner notice of any action taken with respect to the Policy by the Owner.

     8.(a) The Assignee and the Owner intend that in no event shall the Assignee have any power or interest related to the Policy or its proceeds, except as provided herein and in the Agreement, notwithstanding the provisions of any other documents including the Policy. In the event that the Assignee ever receives or may be deemed to have received any right or interest beyond the limited rights described herein and in the Agreement, such right or interest shall be held in trust for the benefit of the Owner and be held separate from the property of the Assignee.

     (b) In order to further protect the rights of the Owner, the Assignee agrees that its rights to the Policy and proceeds thereof shall serve as security for the Assignee's obligations to the Owner as provided in the Agreement. Assignee hereby grants to Owner a security interest in and collaterally assigns to Owner any and all rights it has in the Policy, and products and proceeds thereof, whether now existing or hereafter arising pursuant to the provisions of the Policy, the Agreement, this Collateral Security Assignment or otherwise, to secure Assignee's obligations ("Assignee Obligations") to Owner under the Agreement, whether now existing or hereafter arising. The Assignee Obligations include all obligations owed by the Assignee to Owner under the Agreement, including without limitation: (i) the obligation to transfer ownership of the Policy to Owner and to make the premium payments required under Section 3 of the Agreement and (ii) the obligation to do nothing which may, in any way, endanger, defeat or impair any of the rights of Owner in the Policy as provided in the Agreement. In no event shall this provision be interpreted to reduce Owner's rights in the Policy or expand in any way the rights or benefits of the Assignee under the Agreement. In the event that Owner terminates service as a director of Assignee for any reason prior to a Qualifying Event, this security interest and collateral assignment granted by Assignee to Owner shall automatically expire and be deemed waived.

     9. Assignee and Owner agree to execute any documents necessary to effectuate this Collateral Security Assignment pursuant to the provisions of the Agreement. All disputes shall be settled as provided in Section 13 of the Agreement. The rights under this Collateral Security Assignment may be enforced pursuant to the terms of the Agreement.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Collateral Security Assignment effective the day and year first above written.

                                              ________________________
                                                              , Owner

                                              VARCO INTERNATIONAL, INC.

                                              By:_____________________

                                              Title:__________________

                                   EXHIBIT B

           SPOUSAL CONSENT TO DESIGNATION OF NONSPOUSAL BENEFICIARY

          My spouse is_________________________________I hereby consent to the designation made by my spouse of______________________________as the beneficiary under Life Insurance Policy No.______________________, which Varco International, Inc. has purchased from the Manufacturers Life Insurance Company of America and transferred to him/her. I understand that this consent is valid only with respect to the naming of the beneficiary indicated above and that the designation of any other beneficiary will not be valid unless I consent in writing to such designation.

          This consent is being voluntarily given, and no undue influence or coercion has been exercised in connection with my consent to the designation made by my spouse of the beneficiary named above rather than myself as the beneficiary under the Split-Dollar Life Insurance Policy.

                                         ______________________
                                         Spouse's Signature

                                         ______________________
                                         Print Spouse's Name

                                         ______________________
                                         Date

                                   EXHIBIT C

                          SPLIT-DOLLAR LIFE INSURANCE
                       TWO YEAR SECURITY RELEASE NOTICE

     Pursuant to the Split-Dollar Life Insurance Agreement entered into between Varco International, Inc. (the "Company") and me on________(the "Agreement"), I hereby notify the Company that I request to be released on______,______ ("Security Release Date") from the Company's collateral security in Policy Number_________issued by the Manufacturers Life Insurance Company of America. I understand that my Security Release Date must be at least two years from the date on which the Company receives this Notice. I further understand that in order for the Company's collateral security interest to be released on my Security Release Date, I must continue to serve as a director of the Company until such date.

                                         __________________________
                                         Participant

                                         __________________________
                                         Date


Received by Varco International, Inc.

on_________________________________

By_________________________________

                     ACKNOWLEDGEMENT OF RECEIPT BY INSURER
                     -------------------------------------

The Insurer's Home Office hereby acknowledges receipt of a duplicate original of the Collateral Security Assignment Agreement (the "Agreement") between__________ and Varco International, Inc., which document concerns Policy Number____________ issued by the Insurer. Insurer agrees to comply with the terms of the Agreement to the extent permitted by law, but assumes no responsibility for the validity or sufficiency of the document and does not pass upon its legality, and reserves the right to demand proof of interest in case of claim. Insurer further agrees to obtain, and provide to Varco International, Inc. a copy of, the written consent of the spouse of the Insured to any designation of a beneficiary other than such spouse to receive the death benefit under the Policy.

Dated at______________________on________________________

               MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

               By_________________________________________

                              (Title)